                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2002
                                                           ------------


                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                      0-31737                  75-2740870
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                                 111 Richman St.
                           Black Hawk, Colorado 80422
                           --------------------------
               (Address of principal executive offices) (Zip Code)


                          Registrant's telephone number, including area code:
303-582-3600


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Dismissal of Previous Independent Accountants

         On May 20, 2002, Windsor Woodmont Black Hawk Resort Corp. (the "Company") dismissed Arthur Andersen, LLP ("Andersen"), as its independent public accountants. The Company's Audit Committee participated in and approved the decision to dismiss Andersen.

         The reports by Andersen on the Company's financial statements during the preceding two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the preceding two fiscal years and through May 20, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreements in connection with Andersen's report on the Company's financial statements.

         During the preceding two fiscal years and through May 20, 2002, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

         Pursuant to Item 304(a)(3), on May 20, 2002, Andersen furnished the Company a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Company in response to Item 304(a). A copy of the Andersen letter is included as Exhibit 16.1.

(b)      Engagement of New Independent Accountants.

         On May 20, 2002, the Company named Deloitte & Touche LLP as its new independent accountants. During the preceding two fiscal years and through May 20, 2002, the Company has not consulted with Deloitte & Touche LLP regarding the matters described in, and required to be disclosed pursuant to Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K. The selection of Deloitte & Touche LLP ("Deloitte") is subject to the completion of Deloitte's customary client acceptance procedures.


ITEM 7.  EXHIBITS

16.1              Arthur Andersen LLP Letter Dated May 20, 2002


                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 21, 2002                      WINSOR WOODMONT BLACK HAWK RESORT CORP.



                                        By:   /s/ Timothy G. Rose
                                           -------------------------------------
                                              Timothy G. Rose, President



                                      -3-
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 16.1               Arthur Andersen LLP Letter Dated May 20, 2002